Exhibit 10.2

LOAN SALE AGREEMENT

THIS LOAN SALE AGREEMENT (this “Agreement”), dated as of February 10, 2017 is between PWCM Master Fund, Ltd. (parent of PWCM Investment Company IC LLC), as an indemnitor hereunder (“PWCM”), the certain financial institutions listed on the signature pages hereto (each, individually, a “Buyer” and collectively, the “Buyers”); Texas Capital Bank, N.A. (“TCB”) and IberiaBank (“IberiaBank”) (collectively, “Seller”); and EnerJex Resources, Inc., a Nevada corporation (“Parent”), EnerJex Kansas, Inc. (f/k/a Midwest Energy, Inc.), a Nevada corporation (“EnerJex Kansas”), Working Interest, LLC, a Texas limited liability company (“Working Interest”), and Black Sable Energy, LLC, a Texas limited liability company (“Black Sable”), Black Raven Energy, Inc., a Nevada corporation (“Black Raven”) and Adena, LLC, a Colorado limited liability company (“Adena”) (collectively, the “Borrower”).

Recitals:

WHEREAS, Seller made the loan or loans to the Borrower under the promissory note or notes referred to on Schedule One of the Assignment of Loan Documents (hereinafter defined) (the “Loan”);

WHEREAS, TCB is the Administrative Agent (the “Administrative Agent”) for itself and IberiaBank under an Amended and Restated Credit Agreement dated October 3, 2011 (as amended prior to the date hereof) (the “Credit Agreement”), between the Borrower, DD Energy, Inc., a Nevada corporation (“DD Energy”), the Administrative Agent and the Seller;

WHEREAS, Seller desires to sell to Buyers, and Buyers desire to purchase from Seller, Seller’s right, title, and interest in, to and under the Loan under the Loan Documents, on the terms and conditions set forth herein; and

WHEREAS, DD Energy was released from its obligations under the Credit Agreement and other Loan Documents by the Eighth Amendment to Amended and Restated Credit Agreement dated August 13, 2014;

NOW, THEREFORE, IN CONSIDERATION of the premises and of the mutual representations, warranties, and covenants which are made and to be performed by the respective parties, it is agreed as follows:

Article I

DEFINITIONS

1.01         Definitions. The following capitalized terms shall have the meanings ascribed to such terms in this Section 1.01 for all purposes of this Agreement:

“Administrative Agent” shall have the meaning assigned in the second Recital of this Agreement.

“Agreement” shall have the meaning assigned in the preamble of this Agreement.

“Allonge” means an allonge in all material respects in the form of Exhibit B hereto.

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“Assignment of Loan Documents” shall mean the Assignment of Loan Documents, in all material respects in the form of Exhibit A hereto.

“Assignment of Mortgage” shall mean an assignment of a mortgage or deed of trust which secures the Note substantially in the form of Exhibit D hereto, executed by TCB as the Administrative Agent in favor of the Buyers.

“Buyer” and “Buyers” shall have the respective meanings referenced in the preamble of this Agreement and listed specifically on the signature pages of this Agreement.

“Borrower” shall have the meaning referenced in the preamble of this Agreement.

“Borrower Affiliate” shall have the meaning assigned in Section 3.02(j) of this Agreement.

“Business Day” shall mean any day other than Saturday, Sunday or holiday on which the Seller is authorized by law to be closed.

“Cash Purchase Price” shall have the meaning assigned in Section 2.01(b) of this Agreement.

“Closing” shall have the meaning assigned in Section 7.012 of this Agreement.

“Closing Date” shall have the meaning assigned in Section 7.012 of this Agreement.

“Collateral” has the meaning assigned in the Loan Documents.

“Credit Agreement” shall have the meaning assigned in the second Recital of this Agreement.

“DD Energy” shall have the meaning assigned in the second Recital of this Agreement.

“Effective Date” shall be February 17, 2017.

“Excluded Documents” shall have the meaning assigned in Section 2.01(e) of this Agreement.

“Investment Letter” means investment letters from each Buyer in all material respects in the form of Exhibit C hereto.

“Liability” shall have the meaning assigned in Section 5.01 of this Agreement.

“Lien” shall have the meaning assigned in the Credit Agreement (as defined in the Recitals hereto).

“Loan” shall have the meaning assigned in the first Recital of this Agreement.

“Loan Documents” shall mean the documents identified on Schedule One of the Assignment of Loan Documents.

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“Loan Rights” shall mean all of Seller’s right, title and interests in, to and under the Loan Documents, excluding the Reserved Obligations (as defined in the Assignment of Loan Documents).

“New Administrative Agent” shall have the meaning assigned such terms in Section 2.01(a) of this Agreement.

“Note” shall have the meaning assigned in Section 7.03(a) of this Agreement.

“OFAC” shall mean the U.S. Department of the Treasury Office of Foreign Assets Control.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

“Real Property” shall mean the real property described in the mortgages and deeds of trust (and amendments thereto) listed on Schedule One of the Assignment of Loan Documents.

“Released Claims” shall have the meaning assigned in Section 6.01(a) of this Agreement.

“Released Parties” shall have the meaning assigned in Section 6.01(a) of this Agreement.

“Releasing Parties” shall have the meaning assigned in Section 6.01(a) of this Agreement.

“Sanctioned Country” shall mean a country subject to a sanctions program identified on the list maintained by OFAC and available online at http://www.treas.gov/offices/enforcement/ ofac/programs/index.shtml, or as otherwise published from time to time.

“Sanctioned Person” shall mean (i) a person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available online at http://www.treas.gov/ offices/enforcement/ofac/sdn, or as otherwise published from time to time, or (ii) (A) an agency of the government of a Sanctioned Country, (B) an organization controlled by a Sanctioned Country, or (C) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.

“Securities Act” shall have the meaning assigned in Section 3.02(f) of this Agreement.

“Seller” shall have the meaning assigned in the preamble of this Agreement.

“Seller Parties” shall mean the Administrative Agent, each bank comprising the Seller, and their respective officers, directors, partners, employees, investors, shareholders and affiliates, and the attorneys and agents of each of the foregoing.

“Synthetic Equity Interest” shall have the meaning assigned in Section 2.01(b)(ii) of this Agreement.

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1.02        Rules of Interpretation. Singular terms shall include the plural, and vice versa, unless the context otherwise requires. Exhibits, schedules and addendums referenced in this Agreement are deemed to be incorporated herein by reference. The term “including” shall mean “including without limitation.” The provisions of the exhibits attached hereto are incorporated herein by reference and form a part of this Agreement.

Article II

PURCHASE AND SALE OF LOAN

2.01        Purchase and Sale of Loan; Assumption of Obligations.

(a)          Purchase, Sale, and Transfer. With effect on and after the Closing Date and subject to the terms and conditions set forth herein, Seller shall assign, transfer and convey to Buyers, and Buyers shall purchase and acquire from Seller, all of Seller’s right, title, and interest in, to and under the Loan Rights. The conveyance shall be made pursuant to documents substantially in the form of the assignment documents annexed hereto as Exhibit A (Assignment of Loan Documents) and Exhibit B (Allonge). Moreover, on the Closing Date, the Administrative Agent shall be deemed to have resigned its position as administrative agent under the Amended and Restated Credit Agreement dated October 3, 2011, between the Borrower, DD Energy, and upon such resignation, Cortland Capital Market Services LLC (the “New Administrative Agent”) shall assume the role as administrative agent thereunder. On or before the Effective Date, (i) each of the parties shall have executed and delivered a counterpart to this Agreement and (ii) the parties shall have executed and delivered all other documents required to effect a transfer of the Loan Rights from Seller to Buyers, including, without limitation, all requisite documentation set forth in this Section 2.01(a), Section 7.03 and Section 7.04. On the Effective Date, Buyers shall deliver the Cash Purchase Price to Seller. Upon payment of the Cash Purchase Price, Buyers shall be deemed to have assumed all of Seller’s liabilities and obligations of every nature whatsoever with respect to the Loan, the Loan Rights and the Loan Documents existing as of the Closing Date. Without limiting the foregoing, effective as of Closing, Buyers shall be solely responsible for the existence of any and all insurance pertaining to the Loan Rights, including casualty and liability insurance coverage relating to the Real Property. The obligations of the parties to consummate the transactions contemplated hereby are subject to the following conditions, any and all of which may be waived in writing, in whole or in part, by each party to the extent permitted by applicable law: (i) each party shall have performed in all material respects all of its obligations set forth herein required to be performed by it on or prior to the Effective Date and (ii) the representations of each party set forth herein shall be true in all material respects as of the Effective Date.

(b)          Cash Purchase Price; Synthetic Equity.

(i)          Buyers shall, collectively, pay to the Administrative Agent for the benefit of Seller the amount of Five Million and No/100 Dollars ($5,000,000) (the “Cash Purchase Price”) by wire transfer for the Loan Rights, in accordance with the requirements of Article VII of this Agreement (which shall be paid to Seller via wire transfer(s), but will be funded according to the amounts indicated in Exhibit E).

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(ii)         The Seller shall be entitled to a Synthetic Equity Interest (as more specifically defined in Addendum One hereto) (the “Synthetic Equity Interest”), equal to 10% of the Proceeds (also as defined in Addendum One hereto), after Buyer’s realization of a 150% return on the Cash Purchase Price within five (5) years of the Closing Date. The payment on the Synthetic Equity Interest shall be distributed 65.78947368% to TCB and 34.21052632% to IberiaBank within 10 days following the last day of the calendar month in which such Net Proceeds were realized.

(iii)        At any time prior to the expiration of five years from the Effective Date, Buyers may acquire the interest described in clause (ii) preceding by the payment of $2,500,000 in immediately available funds consisting of a payment of $1,644,736.84 to TCB and a payment of $855,263.16 to IberiaBank. Upon the timely payment of such $2,500,000.00, the interest described in clause (ii) preceding shall be deemed transferred to Buyers.

(iv)        Buyers shall provide Seller notice within three (3) business days of the occurrence of an event giving rise to payment under Section 2.01(b)(ii), and notice no later than three (3) business days prior to Buyers’ exercise of its rights under Section 2.01(b)(iii).

(c)          No Recourse. The conveyance of the Loan Rights is made by Seller to Buyers without recourse and, except as set forth in Section 3.01 of this Agreement, without representation or warranty, express or implied, oral or written. Without limiting the preceding sentence, Seller parties shall not be liable to any Buyer, or such Buyer’s successors, successors-in-title, legal representatives, or assigns, should Borrower fail to perform any of Borrower’s obligations under the Loan Documents or otherwise. As of the Effective Date, one or more defaults or events of default by Borrower have occurred and are continuing under the Loan Documents. Buyers are purchasing the Loan Rights (i) subject to all defaults and events of default that have occurred and which will exist as of the Closing Date, and (ii) with the Loan Documents, in their “as is” and “with all faults, defaults and events of default” condition. Upon the Closing, Seller parties shall have no further responsibility or liability for the Loan or under the Loan Documents and all risk of loss or damage with respect to the Loan, the Loan Rights and the Loan Documents shall be assumed and borne by Buyers.

(d)          Guaranties. No guaranties of the Loans are being conveyed to Buyers.

(e)          Excluded Documents. Buyers acknowledge that the only documents included in the Loan Documents are those described in Schedule One of the Assignment of Loan Documents and that other documents, certificates, reports, analyses and other information concerning the Loan Rights are excluded from the Loan Documents. These excluded documents, referred to herein as “Excluded Documents,” may include material information which, if known to Buyers, could have a material influence upon Buyers’ assessment of the (i) value, (ii) merits, (iii) risks, and (iv) hazards inherent with the Loan Rights, and Buyers accept such risks by entering into this Agreement and such risks shall be borne solely by Buyers. The Excluded Documents are not sold, transferred, assigned or conveyed by Seller to Buyers. In no event shall Buyers at any time be entitled to review or have access to Seller’s assessments of the Loan and the Real Property, attorney-client privileged materials, and internal communications or strategies of Seller for the Loan.

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Article III

Representations and Warranties

3.01        Seller Representations and Warranties. Seller represents and warrants to Buyers, as of the Effective Date and as of the Closing Date, as follows:

(a)          Seller is the owner of the Loan Rights free and clear of any Lien, and Seller shall have the right on the Closing Date to assign the Loan Rights to Buyers free and clear of any Lien.

(b)          Seller has full power and authority, and has taken all action necessary to authorize it, to enter into and perform its obligations under this Agreement and all other documents or instruments contemplated hereby. This Agreement has been duly authorized, executed and delivered by Seller and the execution, delivery and performance of this Agreement by Seller does not conflict with the organizational documents of Seller.

(c)          According to TCB’s computer loan system (i) as of January 24, 2017, the outstanding principal balance of the Loan is $17,925,000.00 and (ii) the Loan has matured.

(d)          No proceedings are pending against Seller or, to the best of Seller’s knowledge, threatened against Seller that, in the aggregate, will materially and adversely affect (i) the Loan Rights or (ii) any action taken or to be taken by Seller under this Agreement.

3.02        Buyer Representations and Warranties. Each Buyer represents and warrants to Seller, as of the Effective Date and as of the Closing Date, as follows:

(a)          Each Buyer has full power and authority and has taken all action necessary to authorize it to enter into and perform its obligations under this Agreement and all other documents or instruments contemplated hereby. This Agreement has been duly authorized, executed and delivered by each Buyer, constitutes the legal, valid and binding obligation of each Buyer, and is enforceable against each Buyer in accordance with its terms. The execution, delivery and performance of this Agreement by each Buyer does not conflict with the organizational documents of each Buyer, or with any law, statute or regulation applicable to each Buyer, or any mortgage, indenture or other contract or agreement to which each Buyer is a party.

(b)          Each Buyer is a sophisticated investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks relating to its purchase of the Loan Rights.

(c)          Each Buyer is a “United States person” within the meaning of Paragraph 7701(a)(30) of the Internal Revenue Code of 1986, as amended. Neither Buyer nor any affiliate of Buyer is a Sanctioned Person, (i) has assets in Sanctioned Countries, or (ii) derives any of its operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Countries.

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(d)          The Borrower has provided all data and information regarding the Loan Rights and all matters relating thereto requested by each Buyer, including information satisfactory to each Buyer relating to any Collateral, including the Loan Documents. Other than Seller’s representations and warranties in Section 3.01 of this Agreement, each Buyer has in no way relied on data and information provided by the Seller. The decision of each Buyer to purchase the Loan Rights is, and will be, based solely upon each Buyer’s independent evaluation of all such information and materials supplied by the Borrower. Each Buyer acknowledges that prior to the Closing Date, it shall have conducted sufficient due diligence, with access to expert technical and legal advice, to enable each Buyer to evaluate the merits and risks of acquiring and assuming the Loan Rights. Each Buyer has relied and shall rely solely on its own investigation and other than Seller’s representations and warranties in Section 3.01 of this Agreement, each Buyer has not relied and will not rely upon any information supplied by the Seller, nor on any oral or written statements or representations by Seller or any of the Seller Parties. Without limiting the foregoing, except as may be set forth in Section 3.01, no representations or warranties are or have been made to any Buyer regarding (i) the collectability or value of the Loan Rights; (ii) the credit worthiness of Borrower or the ability of Borrower to perform pursuant to the terms and conditions of the Loan Documents; (iii) the value of any collateral described in the Loan Documents; (iv) Borrower’s ownership of or title to the Real Property and any other property, real or personal, securing the payment of the Loan, or (v) the extent, validity, priority or perfection of any mortgage, security interest or other lien relating to the Loan Rights. Each Buyer accepts all risk of monetary loss arising from or relating to its purchase and enforcement of the Loan Rights.

(e)          Each Buyer acknowledges that (i) Seller and the other Seller Parties make no warranties or representations as to the accuracy or completeness of any information relating to any Collateral, including, but not limited to any reserve reports or assessments which Seller and the other Seller Parties may have, and any such reserve reports, analyses or assessments, to the extent provided to each Buyer, is for information purposes only without any assurance that such reports, analyses or assessments are accurate, complete or timely in any respect; (ii) each Buyer has not relied and will not rely upon any representations or warranties of Seller and the other Seller Parties, express or implied, concerning the information relating to any Collateral, including, but not limited to any reserve reports, analyses or assessments referred to in the immediately preceding sentence; (iii) Seller and the other Seller Parties make no warranties or representations as to the quality, quantity or functionality of any real or personal property that serves as Collateral for the payment of any of the Loan, including the Real Property; and (iv) each Buyer will rely solely upon its own investigation of the Collateral. Upon Closing, each Buyer will assume the risk that adverse matters, including adverse physical and environmental conditions, may not have been revealed by the inspections and investigations performed by each Buyer or by any of the Loan Documents or other materials provided to or examined by each Buyer.

(f)          Each Buyer is acquiring the Loan Rights for its own account and not with a view toward any public sale or distribution thereof and Buyer does not intend to sell, offer for sale or syndicate the Loan Rights or fractional interests in the Loan Rights or in any Buyer in connection with the purchase of the Loan Rights. No Buyer nor anyone acting on behalf of any Buyer has offered, transferred, pledged, sold, or otherwise disposed of the Loan Rights or any interest in the Loan Rights or solicited any offer to buy or accept a transfer, pledge or other disposition of the Loan Rights or any interest in the Loan Rights, or otherwise negotiated with respect to the Loan Rights, any interest in the Loan Rights with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Loan Rights under the Securities Act of 1933, as amended (the “Securities Act”), or that would render the disposition of the Loan Rights a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Loan Rights.

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(g)         Each Buyer acknowledges that its obligations under this Agreement are not conditioned upon, or qualified by, the ability of that Buyer to obtain any debt or equity financing of any nature.

(h)         No Buyer has dealt with any broker, investment banker, agent, or other similar Person, who may be entitled to any commission, or other similar compensation or payment in connection with the sale of the Loan Rights.

(i)          Each Buyer acknowledges that Seller shall have no responsibility or liability to any Buyer arising out of or related to the failure of any Person to assist or cooperate with any Buyer. No Buyer is relying upon the continued actions or efforts of Seller or any third party in connection with its decision to purchase the Loan Rights. All risks attendant to the potential failure or refusal of any Person that is not a party to this Agreement to assist or cooperate with either any Buyer or Seller in the effective transfer and assignment of the Loan Rights shall be borne solely by each Buyer.

(j)          None of the shareholders, members, partners, officers, directors or managers of any of the Buyers is either (i) the Borrower (ii) a shareholder, member, partner, officer, director, manager, employee or agent of the Borrower or any entity directly or indirectly controlling or under direct or indirect control of Borrower, or (iii) Robert Watson (each, a “Borrower Affiliate”). It is not anticipated that any Borrower Affiliate will have any interest in any Buyer.

(k)         No Buyer has reason to believe that it has received directly or indirectly from any Borrower Affiliate any material information relating to the Borrower, the Loan Rights or the Collateral that the Borrower Affiliate in question has not made available to Borrower.

(l)          Each Buyer is not now, and immediately after giving effect to the transactions contemplated hereby, shall not be insolvent within the meaning given that term under 11 U.S.C.§101(32) and other applicable laws relating to fraudulent transfers and conveyances and each Buyer shall: (a) be able to pay their respective debts as they become due; (b) own property that has a fair saleable value greater than the amounts required to pay their respective debts (including a reasonable estimate of the amount of all contingent liabilities, which shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability); and (c) have adequate capital to carry on their respective businesses. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated hereby with the intent to hinder, delay or defraud either present or future creditors of each Buyer or Seller. In connection with the transactions contemplated hereby, each Buyer has not incurred, nor plans to incur, debts beyond its respective ability to pay as they become absolute and matured.

3.03       PWCM Representations and Warranties as Indemnitor. PWCM represents and warrants to Seller, as of the Effective Date and as of the Closing Date, as follows:

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(a)          PWCM has full power and authority and has taken all action necessary to authorize it to enter into and perform under Section 6.01(b) of this Agreement.  The indemnification by PWCM has been duly authorized, executed and delivered by PWCM, constitutes the legal, valid and binding obligation of PWCM, and is enforceable against PWCM in accordance with its terms.  The execution, delivery and performance of the indemnification by PWCM does not conflict with the organizational documents of PWCM, or with any law, statute or regulation applicable to PWCM, or any mortgage, indenture or other contract or agreement to which PWCM is a party.

(b)          The Borrower has provided any data and information as requested by PWCM, and PWCM has in no way relied on data and information provided by the Seller.  PWCM acknowledges that (i) Seller and the other Seller Parties make no warranties or representations as to the accuracy or completeness of any information to the extent provided to PWCM; (ii) PWCM has not relied and will not rely upon any representations or warranties of Seller and the other Seller Parties, express or implied; and (iv) PWCM will rely solely upon its own investigation relative to its indemnification under this Agreement.

(c)          PWCM is not now, and immediately after giving effect to the indemnification contemplated hereby, shall not be insolvent within the meaning given that term under 11 U.S.C.§101(32) and other applicable laws relating to fraudulent transfers and conveyances and PWCM shall: (a) be able to pay its respective debts as they become due; (b) own property that has a fair saleable value greater than the amounts required to pay their respective debts (including a reasonable estimate of the amount of all contingent liabilities, which shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability); and (c) have adequate capital to carry on its respective businesses. In undertaking the indemnity hereunder, PWCM is in no way incurring an obligation with the intent to hinder, delay or defraud either present or future creditors of PWCM, each Buyer or Seller. In connection with the transactions contemplated hereby, PWCM has  not incurred, nor plans to incur, debts beyond their respective ability to pay as they become absolute and matured.

Article IV

Covenants

4.01       Covenants of Seller.

(a)         Further Assurances. During the 60 days after the Closing Date, Seller will execute and deliver, at the sole cost and expense of Buyers (including Seller’s reasonable attorneys’ fees), such additional instruments as Buyers may, during such time, reasonably request in order to effectuate the purpose and terms of this Agreement.

4.02       Covenants of Buyers and Borrower.

(a)         Use of Name of Seller. No Buyer shall (i) institute any enforcement or legal action or proceeding in the name of Seller; (ii) refer to Seller in any correspondence to or discussion with Borrower regarding enforcement or collection of the Loan except as is reasonably required to evidence such Buyer’s ownership of the Loan Rights; (iii) misrepresent, mislead, deceive, or otherwise fail to adequately disclose to Borrower the identity of such Buyer and its ownership of the Loan Rights; or (iv) use Seller’s name, or any name derived from or confusingly similar with the name of Seller in connection with such Buyer’s enforcement, collection, or management of the Loan Rights, except as required to evidence such Buyer’s purchase of the Loan Rights. Each Buyer acknowledges that there may be no adequate remedy at law for a violation of the terms of this Section 4.02(a), and Seller shall have the right to seek the entry of an order by a court of competent jurisdiction enjoining any violation hereof.

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(b)          Reports. Each Buyer shall deliver or cause to be delivered to TCB and IberiaBank the reports described in Addendum One hereto.

(c)          Audit Rights. To the extent reasonably related to the Synthetic Equity Interest, each of the Buyers and the entities comprising the Borrower shall permit any officer, employee or representative of TCB or IberiaBank (i) to examine its books of account (and to make copies thereof and take extracts therefrom) and to discuss the affairs, finances and accounts with and to be advised as to the same by its officers and independent accountants from time to time upon two Business Days’ notice and (ii) to inspect the oil and gas properties of each entity comprising the Borrower from time to time upon three Business Days’ notice, for the period of time the Sellers have the Synthetic Equity Interest and such Synthetic Equity Interest is outstanding.

(d)          Further Assurances. Each Buyer shall execute and deliver such additional instruments and take such further actions as Seller may, from time to time, reasonably request, in order to effectuate the purpose and to carry out the terms of this Agreement. In this regard, each party shall pay its own fees and expenses.

Article V

Limitation of Liability

5.01        Limitation of Liability. If Seller Parties for any reason ever becomes liable to any Buyer under any circumstances, resulting from or related to this Agreement, for any claim, loss, cost, damage, judgment, expense or other liability of any kind, whether sounding in tort, fraudulent inducement, contract, strict liability, statute or other theory, including reasonable attorneys’ fees (collectively, a “Liability”), then such Buyer’s recourse against Seller Parties for such Liability shall be limited to the lesser of: (i) the Cash Purchase Price, less payments and the value of all other consideration received by such Buyer in respect of the Note and other Loan Rights, including the value of the Real Property; and (ii) the actual loss or damage sustained by such Buyer. Seller Parties shall have no liability to any Buyer, and no Buyer shall have recourse against Seller Parties, if any Buyer has taken any action, or omitted to take any action, the consequence of which is to materially alter or amend, or to compromise, impair or otherwise adversely affect, any of the Loan Rights. In no event shall Seller Parties have any responsibility for a Liability occurring or reported in writing to Seller more than sixty (60) days after the Closing Date.

5.02        Repurchase Option. Only upon the occurrence of a Liability, Seller shall have the option, but not the obligation, to purchase the Loan Rights from Buyers for an amount equal to the Cash Purchase Price minus any payments and the value of other consideration received by Buyers in respect of the Note and other Loan Rights, and Buyers shall execute all documents Seller may request, and paid for at Seller’s sole cost and expense, to effectuate such purchase and transfer, free and clear and clear of any Lien. If Seller exercises its option to purchase the Loan Rights pursuant to this Section 5.02, Seller shall not be liable to Buyers for any Liability.

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Article VI

INDEMNIFICATION AND RELEASE

6.01        Indemnification and Release.

(a)          waiver and release. Each of the entities comprising the Borrower for itself, its successors and assigns and all those at interest therewith (collectively, the “Releasing Parties”), jointly and severally, hereby voluntarily and forever, RELEASES, DISCHARGES AND ACQUITS each of the Administrative Agent, TCB, IberiaBank and the other Seller Parties and their respective officers, directors, shareholders, employees, agents, successors, assigns (including, without limitation, the Buyers), representatives, affiliates and insurers (sometimes referred to below collectively as the “Released Parties”) and all those at interest therewith of and from any and all claims, demands, actions, remedies, causes of action, debts, liabilities, contracts, damages, costs (including, without limitation, attorneys’ fees and all costs of court or other proceedings), expenses and losses of every kind or nature (INCLUDING, WITHOUT LIMITATION, OFFSETS, REDUCTIONS, REBATES OR CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY OF THE RELEASED PARTIES) at this time known or unknown, direct or indirect, fixed or contingent, in law, by statute, in admiralty or equity which the Releasing Parties, for themselves, their successors and assigns, and all those at interest therewith, ever had, now have, or hereafter can, shall or may have, for, upon or by reason or arising out of any act, occurrence, transaction, or omission occurring from the beginning of time to the date of execution of this Agreement if directly or indirectly related to this Agreement, the Note or the other Loan Documents (the “Released Claims”). It is the express intent of the Releasing Parties after consultation with an attorney selected by the Releasing Parties that the Released Claims shall include, but shall not be limited to, any and all claims and causes of action based on (a) breach of fiduciary duty, (b) fraud, (c) deceit, (d) duress, (e) breach of contract, (f) fraud in the inducement, (g) economic duress, (h) misrepresentation, (i) negligence, (j) negligent misrepresentation, (k) wrongful foreclosure, (l) impairment of recourse, (m) impairment of collateral, (n) breach of warranty of any kind, (o) conversion, (p) breach of any duty to use due care, (q) libel, (r) slander, (s) usury, (t) interference with business or business opportunities, (u) constructive trust, (v) contribution, (w) indemnity, (x) liability for any acts or omissions of any officers, directors, employees or agents of the Released Parties, (y) failure to act in accordance with any duty of good faith and/or fair dealing, (z) self-dealing, (aa) unreasonable and/or unfair debt collection, (bb) breach of any duty of confidentiality, (cc) breach of any duties with respect to trust funds, (dd) breach of any obligations or duties with respect to credit disclosures, (ee) wrongful or negligent handling of any collateral or security existing at any time for any item of indebtedness including, without limitation, any wrongful or negligent handling of rents or proceeds of production, (ff) willful and malicious conduct of any kind, (gg) punitive and exemplary damages, (hh) unjust enrichment, (ii) mental suffering, (jj) damage to real and/or personal property, (kk) respondeat superior, (ll) any duty with respect to equal credit opportunity, (mm) any irregularity in any foreclosure sale under deed of trust and/or security agreement, (nn) imputed negligence, (oo) gross negligence, (pp) mental anguish, (qq) premises liability, (rr) products liability, (ss) liability for the payment or non-payment of any property tax, (tt) wrongful or negligent repossession, (uu) lack of commercial reasonableness in connection with any foreclosure sale in connection with any or other transaction, (vv) impairment of security, intentional torts of any kind, (ww)  negligent or wrongful handling of any funds, including without limitation, trust funds, (xx) unconscionable conduct of any kind, (yy) unclean hands, or (zz) any cause of action whatsoever. The claims and causes hereby released by the Releasing Parties shall include, but shall not be limited to, any and all claims and causes of action based on or arising directly or indirectly from the Note or any real or personal property pledged to secure the Note or any document executed in connection with the Note and shall additionally include, but shall not be limited to, any claims and causes arising directly or indirectly from any business relationship or other transaction between any one or more of the Releasing Parties and the Administrative Agent or the Seller. IT IS THE EXPRESS INTENT OF THE RELEASING PARTIES THAT THE RELEASED CLAIMS SHALL INCLUDE ANY CLAIMS OR CAUSES OF ACTION ARISING FROM, OR ATTRIBUTABLE TO, THE NEGLIGENCE, gross negligence or willful misconduct OF ANY OF THE RELEASED PARTIES.

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(b)          Indemnification by PWCM and Buyers. PWCM and each Buyer shall and does hereby agree to defend, indemnify and hold harmless the Seller Parties on a current basis from and against all losses, causes of action, liabilities, claims, demands, obligations, damages, costs and expenses, including attorneys’ fees and costs, to which the Seller Parties (or any one or more of them) may become subject on account of (i) any breach by PWCM or any Buyer of its obligations, representations, warranties or covenants under this Agreement, (ii) actions or omissions by any Buyer, its agents, affiliates, or assignees in connection with or related to the Loan Rights, the Loan Documents, the collateral described in the Loan Documents, or otherwise, including causes of action or remedies commenced, prosecuted or otherwise claimed against Borrower, or any other obligor with respect to obligations related to the Loan Rights or the collateral described in the Loan Documents, (iii) Seller’s actions in cooperating with any Buyer pursuant to Section 4.01(a) of this Agreement, (iv) actions by any Buyer or any of its affiliates or agents related to the Loan or the Real Property, or (v) actions undertaken by the Seller Parties in enforcing their rights and remedies hereunder against any Buyer, and in all cases under clauses (i) through (v) preceding, whether sounding in or under tort (including the negligence, but not the gross negligence or willful misconduct, of any of the Seller Parties), contract, strict liability, statute or other theory. This indemnity is an irrevocable, absolute, continuing indemnity, may not be revoked by any Buyer, may be enforced by any of the Seller Parties, and shall not be discharged by the assignment or sale of all or any part of the Loan Rights.

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Article VII

CLOSING and post-closing proceedings

7.01        Conditions to Closing. The effectiveness of this Agreement and Closing shall be subject to the following conditions:

(a)          Resolution by the Board of Directors of Borrower approving the transactions related to this Agreement, in a form reasonable acceptable to Seller and Buyers shall be provided on or prior to Closing Date.

(b)          Payment to Seller of certain of Seller’s outstanding legal fees and expenses owed to Jackson Walker, LLP, incurred in connection with the Loan prior to the negotiation, preparation, and execution of this Agreement in the amount of $32,539.15.

(c)          Confirmatory due diligence with respect to the assets secured by the Credit Agreement, to be completed within five (5) Business Days of execution by PWCM Investment Company IC LLC of this Agreement.

7.02        Proceedings at Closing. The closing (the “Closing”) of the transactions contemplated by this Agreement shall occur at the offices of Seller, or at such other place as Seller and Buyers may agree in writing, no later than February 17, 2017 (the “Closing Date”). On the Closing Date and upon the payment of the Cash Purchase Price, Seller shall sell, assign and convey the Loan Rights to Buyers in accordance with Exhibit A (Assignment of Loan Documents) and Exhibit B (Allonge) of this Agreement. All payments to Seller shall be by wire transfer pursuant to the following instructions:

BANK:        Texas Capital Bank, NA

      One Riverway, Suite 200

      Houston, Texas 77056
ABA/ROUTING #: 111017979

CREDIT TO: Loan Services

CREDIT ACCOUNT 160020

FURTHER CREDIT TO LN#: 9900030626 / 0000660399

REFERENCE: EnerJex Resources

ATTENTION: Loan Services

PLEASE NOTIFY: W. David McCarver, IV, 832/308-7059 and Steve Moon, 469/399-8596

All actions to be taken and all documents to be executed and delivered by the parties hereto at the Closing shall be deemed to have been taken and executed and delivered simultaneously, and no action shall be deemed taken nor any document executed or delivered until all have been taken, executed and delivered.

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7.03        Closing Deliveries by Seller. On or before the Closing Date, Seller shall deliver the following:

(a)          The two promissory notes related to the Loan Rights identified as item numbers 17 and 18 of Schedule One of the Assignment of Loan Documents hereto (collectively, the “Note”);

(b)          The Assignment of Loan Documents, signed by Seller;

(c)          The Allonges endorsing the Note to Buyers, signed by TCB and IberiaBank, as applicable; and

(d)          The Assignments of Mortgage on those mortgages and deeds of trust securing the Note identified by Seller or Buyers.

7.04        Closing Deliveries by Buyers. On or before the Closing Date, Buyers shall deliver the following:

(a)          The Cash Purchase Price by wire transfer; and

(b)          An Investment Letter, signed by each Buyer.

7.05        Closing Deliveries by Borrowers. On or before the Closing Date, Borrowers shall deliver the following:

(a)           Resolutions or other appropriate confirmation that the governing authority of Parent, EnerJex Kansas, Working Interest, Black Sable, Black Raven and Adena have approved to terms of this Loan Sale Agreement and have authorized its execution by such entity.

7.06        Post-closing Deliveries. Within 30 days following a request from Buyers therefor, the Administrative Agent shall deliver the following:

(a)           Assignments of Mortgage prepared by the Buyers for each additional recorded counterpart of the mortgages or deeds of trust referred to on Schedule One of the Assignment of Loan Documents and identified by Buyers.

Article VIII

GENERAL PROVISIONS

8.01        Amendments. Buyers and Seller may amend, modify, or supplement this Agreement only by an instrument in writing signed by Buyers and Seller.

8.02        Waivers. Either party to this Agreement may, by written notice to the other, (a) extend the time for the performance of any of the obligations or other actions of the other party; (b) waive any inaccuracies in the representations or warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement; (c) waive compliance with any of the covenants of the other party contained in this Agreement; and (d) waive or modify performance of any of the obligations of the other party.

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8.03        Expenses. Except as provided for in Section 7.01(b) herein, each party shall pay its own fees and expenses incident to the negotiation, preparation, execution, performance and enforcement of this Agreement, including counsel fees and any commission owed to any broker, agent or other similar entity retained by such party in this transaction. All recording fees, transfer taxes, documentary taxes or other transfer costs necessitated by the sale and the assignment of the Loan and the Loan Documents shall be paid by Buyers.

8.04        Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed conclusively to have been duly given if personally delivered, sent by overnight courier, or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by facsimile and confirmed by a similar mailed writing:

If to Seller:

Texas Capital Bank, N.A.

Attention: W. David McCarver, IV
One Riverway, Suite 200
Houston, Texas 77056

Telephone: 832/308-7059

With copy to:

Jackson Walker LLP

Attn: Frank P. McEachern

2323 Ross Avenue, Suite 600

Dallas, Texas 75201

Telephone: 214/953-5717

If to Buyers:	Please see signature page for each respective Buyer With copies to: Cortland Capital Market Services LLC 225 West Washington Street, 21st Floor Chicago, Illinois 60606
If to Borrowers:

EnerJex Resources, Inc.

Attention: Chief Executive Officer

4040 Broadway, Ste. 508

San Antonio, TX 78209

Telephone:  (210) 451-5546

Facsimile No:  (210) 829-1224

With copy to:

Michael E. Pfau, Esq.

Reicker, Pfau, Pyle & McRoy LLP

1421 State Street, Suite B

Santa Barbara, California 93101

Telephone: Telephone: (805) 966-2440

Facsimile No:  (805) 966-3320

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If to PWCM

PWCM Investment Company IC LLC

614 Davis Street

Evanston, IL  60201

Attention: Max Itkin

Telephone: (312) 589-6430

Email: ops@pwcm.com

With a copy to:

Stanley Lim

Sabhwarwal, Globus & Lim LLP

1 Crosfield Avenue

Suite 303

West Nyack, NY 10994

Telephone: (845) 634-2250

or to such other Person or address as either party shall furnish the other party in writing.

8.05        Binding Effect. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns but any such assignment shall not relieve Buyers, of their obligations under this Agreement.

8.06        Survival. The representations, covenants, indemnifications and agreements contained in this Agreement shall survive the Closing.

8.07        Governing Law; Jurisdiction; Venue. The provisions of this Agreement and any issues related to it (including the validity, enforceability, interpretation and construction of this Agreement and any issues related to it) and the legal relations between the parties arising therefrom shall be governed by and construed in accordance with the laws of the State of Texas, without regard to its conflict of laws principles. Each Buyer and PWCM submits itself to jurisdiction in the State of Texas for any action or cause of action arising out of or in connection with this Agreement or the sale of the Loan Rights to Buyers, agrees that venue for any such action shall be in Dallas County, Texas, and waives any and all rights under the laws of any state to object to jurisdiction in the State of Texas or venue within Dallas County, Texas.

8.08        Additional Buyers. This Agreement may be executed by one or more parties. Notwithstanding the execution and delivery of this Agreement as of the date hereof by one or more Buyers, additional parties may join as a “Buyer” prior to the Closing Date with the consent of the Seller by executing and delivering a counterpart signature page hereto.

8.09        Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile or photocopies of signatures may be accepted as originals.

8.10        Headings. The headings of Sections contained in this Agreement are for convenience of reference only and do not form a part of this Agreement.

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8.11         Entire Agreement. This Agreement, including the Exhibits, when taken together with the confidentiality agreement (if any, which shall remain in full force and effect) embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no (and no Buyer is relying on any) restrictions, promises, representations, warranties, covenants or undertakings, whether oral or written, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

8.12         No Third Party Beneficiaries. Nothing in this Agreement is intended to confer any rights or remedies upon any Person, other than the parties.

8.13         Severability. In the event any portion of this Agreement may be determined by any court of competent jurisdiction to be unenforceable, the balance of the Agreement shall be severed therefrom and shall continue in full force and effect unless a failure of consideration would thereby result.

8.14         Intent. Buyers and Seller intend that the transaction is a sale by Seller and a purchase by Buyers and not a pledge of security for a loan, including for purposes of federal income tax. Seller and Buyers shall treat the transaction contemplated hereby as a sale and purchase for accounting purposes.

8.15         Dates. If any date or deadline contained in this Agreement falls on a Saturday, Sunday or legal holiday, then such date or deadline shall be extended to the next Business Day.

8.16         Time. Time is of the essence in Buyers’ obligations under this Agreement.

8.17         Confidentiality. Each Buyer hereby represents and warrants to Seller that such Buyer is in full compliance with its obligations under the terms of any confidentiality agreement that such Buyer executed and delivered to Seller or the Borrower.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.

BUYERS:

PWCM Investment Company IC LLC

By:
Name:
Its:
Address:	614 Davis Street
Evanston, IL 60201
Phone:	(312) 589-6430
E-Mail:	ops@pwcm.com

Signature Page to Loan Sale Agreement
(PWCM Master Fund, Ltd)

Buyer 2
By: _______ ,

By:
Name:
Its:
Address:

Phone:
E-Mail:

Signature Page to Loan Sale Agreement
(PWCM Master Fund, Ltd)

Buyer 3
By: ___________,

By:
Name:
Its:
Address:

Phone:
E-Mail:

Signature Page to Loan Sale Agreement
(PWCM Master Fund, Ltd)

Buyer 4
By: ___________,

By:
Name:
Its:
Address:

Phone:
E-Mail:

Signature Page to Loan Sale Agreement
(PWCM Master Fund, Ltd)

Buyer 5
By: ___________,

By:
Name:
Its:
Address:

Phone:
E-Mail:

Signature Page to Loan Sale Agreement
(PWCM Master Fund, Ltd)

Buyer 6
By: ___________,

By:
Name:
Its:
Address:

Phone:
E-Mail:

Signature Page to Loan Sale Agreement
(PWCM Master Fund, Ltd)

Buyer 7
By: ___________,

By:
Name:
Its:
Address:

Phone:
E-Mail:

Signature Page to Loan Sale Agreement
(PWCM Master Fund, Ltd)

PWCM MASTER FUND, LTD.:

PWCM Master Fund, Ltd.

By:
Name:
Its:

Signature Page to Loan Sale Agreement
(PWCM Master Fund, Ltd)

Error! Missing test condition.

SELLER:

Texas Capital Bank, N.A.

By:
Name:
Its:

Signature Page to Loan Sale Agreement
(PWCM Master Fund, Ltd)

IberiaBank

By:
Name:
Its:

Signature Page to Loan Sale Agreement
(PWCM Master Fund, Ltd)

BORROWERS:

EnerJex Resources, Inc.

By:
Name:
Title

Signature Page to Loan Sale Agreement
(PWCM Master Fund, Ltd)

EnerJex Kansas, Inc.

By:
Name:
Title

Signature Page to Loan Sale Agreement
(PWCM Master Fund, Ltd)

Working Interest, LLC

By:
Name:
Title

Signature Page to Loan Sale Agreement
(PWCM Master Fund, Ltd)

Black Sable Energy, LLC

By:
Name:
Title

Signature Page to Loan Sale Agreement
(PWCM Master Fund, Ltd)

Black Raven Energy, Inc.

By:
Name:
Title

Signature Page to Loan Sale Agreement
(PWCM Master Fund, Ltd)

Adena, LLC

By:
Name:
Title

Signature Page to Loan Sale Agreement
(PWCM Master Fund, Ltd)

EXHIBIT A

ASSIGNMENT OF loan documents

This Assignment of Loan Documents (“Assignment”) is made as of February __, 2017 by TEXAS CAPITAL BANK, N.A. (“TCB”) and IBERIABANK (“IberiaBank”) (collectively, “Assignor”), whose addresses for purposes hereof are One Riverway, Suite 200, Houston, Texas 77056 for TCB and 11 E. Greenway Plaza, Suite 2900, Houston, Texas 77046 for IberiaBank in favor of certain financial institutions listed on the signature pages hereto (each, individually, an “Assignee,” and collectively, the “Assignees”), whose addresses, for purposes hereof, are listed on the signature pages hereto.

Recitals

A.           EnerJex Resources, Inc., a Nevada corporation (“Parent”), EnerJex Kansas, Inc. (f/k/a Midwest Energy, Inc.), a Nevada corporation (“EnerJex Kansas”), DD Energy, Inc., a Nevada corporation (“DD Energy”), Working Interest, LLC, a Texas limited liability company (“Working Interest”), and Black Sable Energy, LLC, a Texas limited liability company (“Black Sable”), Black Raven Energy, Inc., a Nevada corporation (“Black Raven) and Adena, LLC, a Colorado limited liability company (“Adena”) (collectively, except for DD Energy, the “Borrower”) entered into an Amended and Restated Credit Agreement with Assignor dated October 3, 2011, (as amended from time to time, the “Credit Agreement”), pursuant to which Borrower and DD Energy issued two promissory notes identified in Schedule One hereto (collectively, the “Note”).

B.           Certain other documents described on Schedule One hereto were executed in connection with the Credit Agreement (together with the Credit Agreement and the Note, the “Loan Documents”).

C.           Assignor and Assignees have entered into a Loan Sale Agreement dated February __, 2017 (the “Loan Sale Agreement”) in which Assignor has agreed to sell and Assignees have agreed to purchase the Loan Rights (as defined in the Loan Sale Agreement).

D.           DD Energy was released from its obligations under the Credit Agreement and other Loan Documents by the Eighth Amendment to Amended and Restated Credit Agreement dated August 13, 2014.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Assignor has TRANSFERRED, GRANTED, ASSIGNED, SOLD, SET OVER, BARGAINED, CONVEYED and DELIVERED, and does hereby TRANSFER, GRANT, ASSIGN, SELL, SET OVER, BARGAIN, CONVEY and DELIVER, unto Assignees and their legal representatives, successors and assigns the following:

1.          All of Assignor’s rights, titles and interests in, to and under those certain promissory notes dated November 19, 2013, the promissory note held by TCB being in the stated original principal amounts of $65,789,473.68, and the promissory note held by IberiaBank being in the stated original amount of $34,210,526.32, with both promissory notes executed by the Borrower and DD Energy, payable to the order of TCB and IberiaBank, respectively, together with interest thereon as therein provided in such promissory notes and secured, in part, by the instruments and documents described in paragraph 2 below, which promissory notes were issued pursuant to the Credit Agreement;

Exhibit A - 1

2.          All of Assignor’s rights, titles and interests in, to or under the other Loan Documents, which documents shall be delivered to Assignees within 30 days following the date hereof; but

3.          Excluding from the foregoing, the Reserved Obligations (hereinafter defined).

TO HAVE AND TO HOLD the Note, together with all rights, titles, interests, liens, privileges, claims, priorities, demands and equities existing and to exist under the Loan Documents, unto Assignees, their successors and assigns forever.

A.           This Assignment of Loan Documents (“Assignment”) is made without covenants, representations or warranties by, or recourse to, Assignor, of any nature whatsoever, express or implied, including covenants, representations or warranties implied by statute or common law through the use of the words “Transfer,” “Grant,” “Assign,” “Sold,” “Set Over,” “Bargain” or “Convey”, or other similar words, all such covenants, representations and warranties being disclaimed by Assignor and waived by Assignees, except as set forth in the Loan Sale Agreement.

B.           Assignor, to further evidence said transfer, did endorse the Note, “Pay to the order _____________________, without recourse and without any warranties or representations, express or implied, whatsoever by _____________________ other than as expressly set forth in that certain Loan Sale Agreement dated ____________, 2017,” and did deliver the Note described in paragraph 1 above to Assignee, expressly upon the same non-recourse, non-covenant, non-representation and non-warranty basis.

C.           Assignor expressly releases to Assignee any and all rights that Assignor may have to establish or enforce any lien or security interest arising under the Loan Documents.

D.           This Assignment is executed by Assignor on the following basis: (i) that the Assignees have had a reasonable opportunity to review, and have made, to their satisfaction and acceptance, its own review as to, the validity, enforceability, descriptions, adequacy, scope and priority of each of the Loan Documents and the liens and security interests being assigned hereunder, and that Assignor has made no covenant, representation or warranty (in either case, express or implied) whatsoever with regard to the validity, enforceability, descriptions, adequacy, scope and priority of any such Loan Documents or such liens and security interests; (ii) that the Assignees have seen all data and information deemed necessary or appropriate by Assignees, and Assignees have made their own independent credit decision of the Borrower’s ability to perform its obligations under the respective Loan Documents, and it has not relied in any regard upon the Assignor with respect to any such matters; and (iii) Assignees assume all obligations of Assignor under the Loan Documents.

E.           The term “Reserved Obligations” means all obligations and agreements of Borrower to and with Assignor or to any successor, assignee, officer, director, employee, representative, agent or affiliate of Assignor (each herein called “Indemnified Party”): to indemnify or hold harmless any Indemnified Party or reimburse any Indemnified Party for any costs or expenses incurred under or in connection with the Loan Documents or the transactions related thereto.

Exhibit A - 2

This Assignment is being executed in multiple counterpart originals, all of which when construed together, or when construed alone, shall constitute but one original, but, in making proof of this Assignment, it shall not be necessary to produce or account for more than one counterpart original.

THIS ASSIGNMENT HAS BEEN NEGOTIATED, IS BEING EXECUTED AND DELIVERED, AND WILL BE PERFORMED, IN WHOLE OR IN PART, IN THE STATE OF TEXAS, AND THE SUBSTANTIVE LAWS OF SUCH STATE AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS ASSIGNMENT AND THE LOAN DOCUMENTS, EXCEPT TO THE EXTENT THE LAWS OF ANY JURISDICTION WHERE PROPERTY IS LOCATED REQUIRE APPLICATION OF SUCH LAWS WITH RESPECT TO SUCH PROPERTY.

IN WITNESS WHEREOF, the undersigned agree to this Assignment, effective as of February __, 2017.

ASSIGNOR:

TEXAS CAPITAL BANK, N.A.

By:
Printed Name:	W. David McCarver, IV
Title:	Executive Vice President

IBERIABANK

By:
Printed Name:
Title:

ASSIGNEES:

PWCM INVESTMENT COMPANY IC LLC

By:
Printed Name:
Title:
Address:	PWCM Investment Company IC LLC
614 Davis Street
Evanston, IL 60201

Exhibit A - 3

[ADD BLOCKS FOR EACH BUYER/ASSIGNEE]

Exhibit A - 4

SCHEDULE ONE

loan documents

TAB	DOCUMENT

1.	Amended and Restated Credit Agreement among Texas Capital Bank, N.A., as Administrative Agent (“TCB”), the other financial institutions and banks party thereto from time to time, EnerJex Resources, Inc. (“EnerJex”), EnerJex Kansas, Inc. (“EnerJex Kansas”), DD Energy, Inc. (“DD Energy”), Working Interest, LLC (“Working Interest”, and Black Sable Energy, LLC (“Black Sable,” together with EnerJex, EnerJex Kansas, DD Energy and Working Interest, “Borrowers”).
2.	Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues from Working Interest to and in favor of TCB (“Amended and Restated Mortgage”) with Mortgage Tax Affidavit.
3.	Second Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues from EnerJex Kansas and DD Energy to and in favor of TCB (“Second Amended and Restated Mortgage”) with Mortgage Tax Affidavit.
4.	Master Amendment to, and Ratification of, Collateral Documents dated August 13, 2014 (recorded in Anderson, Douglas, Franklin, Greenwood, Johnson, Linn, Miami and Woodson Counties, KS).
5.	First Amendment to Amended and Restated Credit Agreement dated December 4, 2011.
6.	First Amendment to Second Amended and Restated Mortgage; Ratification of Liens; and Release of Liens dated December 4, 2011 among EnerJex Kansas, DD Energy, Rantoul Partners (“Rantoul”) and TCB (“First Amendment”) with Mortgage Tax Affidavit.
7.	Second Amendment to Amended and Restated Credit Agreement dated August 31, 2012.
8.	Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated August 31, 2012 from Working Interest, LLC to TCB (with Mortgage Registration Tax Affidavit).
9.	Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated August 31, 2012 from Black Sable Energy, LLC to TCB.
10.	Third Amendment to Amended and Restated Credit Agreement dated November 2, 2012.
11.	Fourth Amendment to Amended and Restated Credit Agreement dated January 24, 2014, but effective December 31, 2012.
12.	First Amendment to Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues by Working Interest, as Mortgagor, and TCB, as Mortgagee (“First Amendment to WI A&R Mortgage”).

Schedule One – Page 1

13.	Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues from Working Interest to TCB (“WI Mortgage”), with Mortgage Registration Tax Certificate.
14.	Fifth Amendment to Amended and Restated Credit Agreement dated September 30, 2013.
15.	Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated September 30, 2013 from Adena to Chris D. Cowan, trustee, for the benefit of Agent (in such capacity, the “Collateral Agent”)
• Morgan County, CO
• Phillips County, CO
• Sedgwick County, CO
16.	Sixth Amendment to Amended and Restated Credit Agreement dated November 19, 2013.
17.	Third Amended and Restated Note dated November 19, 2013 by Borrowers and made payable to Texas Capital Bank, N.A. in the original principal amount of $65,789,473.68.
18.	Note dated November 19, 2013 by Borrowers and made payable to IBERIABANK in the original principal amount of $34,210,526.32.
19.	Seventh Amendment to Amended and Restated Credit Agreement dated June 16, 2014.
20.	Eighth Amendment to Amended and Restated Credit Agreement dated as of August 13, 2014.
21.	Master Amendment to, and Ratification of, Collateral Documents dated as of August 13, 2014 (recorded in Anderson, Douglas, Franklin, Greenwood, Johnson, Linn, Miami, and Woodson Counties, Kansas).
22.	Ninth Amendment to Amended and Restated Credit Agreement dated as of April 29, 2015.
23.	Tenth Amendment to Amended and Restated Credit Agreement dated effective as of August 12, 2015.
24.	First Amendment to Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated effective October 2, 2015 among Working Interest and Agent (recorded in Woodson County, KS).
• Mortgage Registration Tax Affidavit dated October 16, 2015 executed by Working Interest.
25.	Second Amendment to Second Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated effective October 2, 2015 among EnerJex Kansas and Agent (recorded in Woodson County, KS).
26.	First Amendment to Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated effective October 2, 2015 among Black Sable and Agent (recorded in Atascosa County, TX).
27.	Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated effective October 2, 2015 from Black Sable to Agent (recorded in Frio County, TX).
28.	Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated effective October 2, 2015 from Black Raven to Agent (recorded in Weld County, CO).

Schedule One – Page 2

29.	Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated effective October 2, 2015 from Black Raven to Agent (recorded in Phillips and Sedgwick Counties, CO).
30.	Eleventh Amendment to Amended and Restated Credit Agreement dated effective as of November 13, 2015.

Schedule One – Page 3

EXHIBIT B

FORM OF ALLONGE TO PROMISSORY NOTE

Reference is made to the promissory note dated October 3, 2011 payable to the order of __________________________. This Allonge is attached to and made a permanent part of such note.

Pay to the order of the Buyers listed in the Loan Sale Agreement, their successors and assigns, without recourse, representations or warranties of any kind except as set forth in the Loan Sale Agreement dated February, 2017.

Executed as of the ________ day of February, 2017.

[Texas Capital Bank, N.A

By:
Name:	W. David McCarver, IV
Its:	Executive Vice President]

[IberiaBank

By:
Name:
Its:		]

Exhibit B

EXHIBIT C

FORM OF INVESTMENT LETTER

February __, 2017

Texas Capital Bank, N.A.

One Riverway, Suite 200

Houston, Texas 77056

Attn: W. David McCarver, IV

IberiaBank

11 E. Greenway Plaza, Suite 2900

Houston, Texas 77046

Attn: ______________________

RE: EnerJex Resources, Inc., a Nevada corporation (“Parent”), EnerJex Kansas, Inc. (f/k/a Midwest Energy, Inc.), a Nevada corporation (“EnerJex Kansas”), Working Interest, LLC, a Texas limited liability company (“Working Interest”), and Black Sable Energy, LLC, a Texas limited liability company (“Black Sable”), Black Raven Energy, Inc., a Nevada corporation (“Black Raven”) and Adena, LLC, a Colorado limited liability company (“Adena”) (collectively, the “Borrower”).

The purpose of this Investment Letter is to set forth certain understandings and agreements relating to the acquisition by the undersigned of two promissory notes (collectively, the “Note”) of the Borrower pursuant to that certain Loan Sale Agreement dated as of February __, 2017 (the “LSA”) between, among other parties, the undersigned and Texas Capital Bank, N.A. and IberiaBank (collectively, the “Lender”) and that certain Assignment of Loan Documents, both of even date herewith, (collectively, the “Assignment”) from the Lender to the undersigned. As a condition to the Lender’s willingness to deliver the Assignment and consummate the transactions contemplated thereby, the undersigned has executed and delivered this Investment Letter (“Letter”) to the Lender with the expectation that the Lender will rely thereon.

The undersigned hereby represents to, and covenants with, the Lender as follows:

1.          Accredited Investor. The undersigned is an “accredited investor” as that term is defined under Rule 501(a)(3) promulgated under the Securities Act of 1933, as amended.

2.          Investment Intent. The undersigned is acquiring the Note and the Lender’s rights, title and interests in, to or under the Loan Documents (as defined in the Assignment), to the extent provided for in the Assignment, for its own account and not with a view to the syndication, resale or other distribution thereof, other than in connection with a bona fide pledge to a secured lender to the undersigned or its affiliates.

3.          Business of the Acquiror. The undersigned is in the business of making venture capital investments in companies like the Borrower and, by virtue of its expertise and that of its affiliates, believes itself well informed regarding the business of exploring for and producing oil and natural gas.

Exhibit C – Page 1

4.          Status of the Note. The undersigned confirms to the Lender that it is aware that the Note has been in default from time to time and has matured.

5.          Lending Agreements. The undersigned has carefully examined each of the Loan Documents (as defined in the Assignment), and has the requisite understanding of the rights, duties and obligations of the Borrower and the Lender thereunder, and the effect of the transactions contemplated in the Assignment thereof.

6.          Information Regarding Borrower. The undersigned has obtained all of the information necessary to the making of an informed decision to acquire the Note and the rights under the Loan Documents being acquired and has not relied upon the Lender or any of its employees, officers, agents or attorneys for any information material thereto, other than as specifically set forth in the Assignment. The undersigned has reviewed or had an opportunity to review public records relating to the Borrower and the Loan Documents and has had an opportunity to conduct such additional due diligence as it has deemed necessary to the making of an informed decision to acquire the Note and the rights under the Loan Documents.

7.          The representations and warranties set forth in Section 3.02 of the LSA are true and correct as to the undersigned as of the date hereof.

8.          Ordinary Course of Business. The undersigned is consummating the transactions contemplated in the Assignment in the ordinary course of its business and that of its affiliates and none of such transactions can reasonably be expected to be material to the financial condition or results of operations of the undersigned and its consolidated affiliates taken as a whole.

Yours very truly,

PWCM Investment Company IC LLC

By:
Name:
Title:

[CHANGE SIGNATURE BLOCK AS APPROPRIATE FOR EACH BUYER’S LETTER]

Exhibit C – Page 2

EXHIBIT D

ASSIGNMENT OF MORTGAGE

The undersigned hereby assigns to _________________ the mortgage instrument(s) identified on Attachment One hereto [, which cover the leases and properties described on Exhibit A hereto].

Texas Capital Bank, N.A.
a national banking association

By:
Name:	W. David McCarver, IV
Its:	Executive Vice President

MORTGAGEE ACKNOWLEDGMENTS

THE STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on February __, 2017, by W. David McCarver, IV, Executive Vice President of Texas Capital Bank, N.A., a national banking association, on behalf of the banking association.

Before me, ________________________, a Notary Public, on this day personally appeared W. David McCarver, IV, Executive Vice President of Texas Capital Bank, N.A., a national banking association,

☐	known to me
☐	proved to me on the oath of _________________________
☐	proved to me through Texas Driver License No. __________ expiring _______.

to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office this _____ day of ___________, 2017.

(Personalized Seal)

Notary Public in and for the State of
Texas

Exhibit D

ADDENDUM ONE

Synthetic Equity

Seller shall retain a right to a portion of any “Proceeds”, as defined in this Addendum One, attributable to the interests resulting from the Cash Purchase Price paid under this Loan Sale Agreement (the “Synthetic Equity Interest”), occurring within the five year period beginning from the date of the closing of this Loan Sale (the “Term”). For further clarity, interests resulting from the Cash Purchase Price paid under this Loan Sale Agreement shall include any interests resulting from a reorganization or restructuring of the Borrower received in exchange for the Loan Rights, but does not include Proceeds attributable to any subsequent capital investments made by the Buyers or others. Subsequent capital investments made by Buyers shall be on terms no less favorable than those offered by third parties. Such right shall represent 10% of such Proceeds after Buyers have received Proceeds equal to 150% of the Cash Purchase Price (the “Net Proceeds”).

“Proceeds” shall be defined as any payments, whether in the form of cash, securities or other property, promised to, and/or received by Buyers attributable or related, directly or indirectly, to the sale or disposition of (a) the Loan Rights, and/or the (b) assets now held by Borrower.

If the sale or disposition is made on the basis of a deferred or contingent payment, the deferred or contingent amount shall be treated as received in the month that the underlying transaction closes for purposes of determining if the Proceeds were received within the Term, and paid within 30 days of receipt by Buyers.

In each case, any direct costs incurred as a result of a transaction giving rise to Proceeds and paid to a third party shall be subtracted from the Proceeds received in determining Net Proceeds, provided that in no event shall Net Proceeds from any such transaction be less than zero dollars.

Seller’s Synthetic Equity Interest, as defined in this Addendum One, represents only a right to the Net Proceeds, if any, and shall not confer any other ownership right in the Loan Rights or any assets now held by Borrower and does not confer any right to direct or otherwise participate in the management of the Loan Rights or the assets now held by Borrower.

Addendum One – Page 1